UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 24, 2006

Ashworth, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14547	84-1052000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2765 Loker Avenue West, Carlsbad, California		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	760-438-6610

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Peter M. Weil as CEO

On October 25, 2006, the Company’s board of directors appointed Peter M. Weil, 54, who is currently a Director of the Board and was a member of the Office of the Chairman, as Chief Executive Officer, effective as of October 30, 2006. The Company's related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

From 1996 to 2004, Mr. Weil served as Senior Vice President/Director of Management Horizons (PricewaterhouseCoopers – Retail Consulting Group). Clients that Mr. Weil has served include Hewlett Packard, Disney, Brooks Brothers and Nordstroms. Mr. Weil previously held Senior Vice President positions with Macy’s, Marshalls and J Baker/Morse Shoe. His expertise includes merchandising and supply chain management. Other information required by Item 5.02(c)(2) of Form 8-K is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the "SEC") on June 26, 2006 and the Form 8-K filed with the SEC on September 13, 2006 with respect to Mr. Weil’s agreement with the Company entered into concurrent with his appointment to the Office of the Chairman. Such information is incorporated herein by reference into this Item 5.02.

In connection with his appointment, the Company anticipates entering into an employment agreement with Mr. Weil with such terms and conditions to be determined in the future.

Resignation of Winston E. Hickman

On October 24, 2006, Winston E. Hickman, Executive Vice President and Chief Financial Officer of the Company, submitted written notice of his resignation, effective mid-November 2006 or until such time necessary to effect a transition, to the Company’s board of directors to pursue other interests. The Company believes that Mr. Hickman’s resignation was not a result of any material disagreement with the Company as to the Company's operations, policies or practices. The Company's related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:
The following exhibits are furnished with this current report on Form 8-K:

Exhibit No. Description of Exhibit

99.1 Ashworth, Inc. press release dated October 27, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ashworth, Inc.

October 30, 2006	By:	Winston E. Hickman

Name: Winston E. Hickman
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Ashworth, Inc. press release dated October 27, 2006.